SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 29, 2003

THE DIXIE GROUP, INC.
(Exact name of Registrant as specified in its charter)

Tennessee (State or other jurisdiction of incorporation)	0-2585 (Commission File Number)	62-0183370 (I.R.S. Employer Identification No.)

345-B Nowlin Lane, Chattanooga, Tennessee (Address of principal executive offices)	37421 (zip code)

Registrant's telephone number, including area code (423) 510-7010

Item 7.     Financial Statements and Exhibits.

                (c)   Exhibits.

                     (99.1)   Press Release, dated December 29, 2003.

Item 9.     Regulation FD Disclosure.

On December 29, 2003, The Dixie Group, Inc. issued a press release announcing the completion of the sale of its Ringgold, Georgia spun carpet yarn production facility, as described therein. A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 30, 2003	THE DIXIE GROUP, INC.
By: /s/ GARY A. HARMON Gary A. Harmon Chief Financial Officer